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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2003

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295



          Delaware                                        75-2759650
--------------------------------                    -----------------------
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                       Identification Number)

               777 Main Street, Suite 1400, Ft. Worth, Texas 76102
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (817) 877-9955


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

                   99.1     Press Release dated July 2, 2003.


Item 9. Regulation FD Disclosure

        On July 2, 2003, Encore Acquisition Company, a Delaware corporation, issued a press release announcing agreement to acquire natural gas producing properties for $52.2 million. A copy of the press release is filed as Exhibit
99.1 and is incorporated herein by reference. The press release is being furnished under Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Encore that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Encore.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ENCORE ACQUISITION COMPANY



Date:    July 2, 2003               By:     /s/   Morris B. Smith
                                           ------------------------------------
                                           Morris B. Smith
                                           Chief Financial Officer, Treasurer,
                                           Executive Vice President and
                                           Principal Financial Officer






Date:    July 2, 2003               By:     /s/   Robert C. Reeves
                                           ------------------------------------
                                           Robert C. Reeves
                                           Vice President, Controller and
                                           Principal Accounting Officer


                                       2
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                               Index to Exhibits


Exhibit
Number                  Description
-------                 -----------
99.1                    Press Release dated July 2, 2003